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Exhibit 25.1

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM T-1

STATEMENT OF ELIGIBILITY
UNDER THE TRUST INDENTURE ACT OF 1939 OF A
CORPORATION DESIGNATED TO ACT AS TRUSTEE

CHECK IF AN APPLICATION TO DETERMINE
ELIGIBILITY OF A TRUSTEE PURSUANT TO
SECTION 305(b)(2)        ☐

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.
(Exact name of trustee as specified in its charter)

(Jurisdiction of incorporation if not a U.S. national bank)	95-3571558 (I.R.S. employer identification no.)
400 South Hope Street Suite 400 Los Angeles, California (Address of principal executive offices)	90071 (Zip code)

DIRECTV HOLDINGS LLC
(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	25-1902628 (I.R.S. employer identification no.)
2230 East Imperial Highway El Segundo, California (Address of principal executive offices)	90245 (Zip code)

DIRECTV FINANCING CO., INC.
(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	59-3772785 (I.R.S. employer identification no.)
2230 East Imperial Highway El Segundo, California (Address of principal executive offices)	90245 (Zip code)

DIRECTV
(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	26-4772533 (I.R.S. employer identification no.)
2230 East Imperial Highway El Segundo, California (Address of principal executive offices)	90245 (Zip code)

DIRECTV Customer Services, Inc.
(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	95-4738537 (I.R.S. employer identification no.)
5800 N. Meeker Avenue Boise, Idaho (Address of principal executive offices)	83704 (Zip code)

DIRECTV Enterprises, LLC
(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	95-4511942 (I.R.S. employer identification no.)
2230 East Imperial Highway El Segundo, California (Address of principal executive offices)	90245 (Zip code)

DIRECTV Home Services, LLC
(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	56-2466781 (I.R.S. employer identification no.)
2230 East Imperial Highway El Segundo, California (Address of principal executive offices)	90245 (Zip code)

DIRECTV Merchandising, Inc.
(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	95-4523782 (I.R.S. employer identification no.)
2230 East Imperial Highway El Segundo, California (Address of principal executive offices)	90245 (Zip code)

DIRECTV, LLC
(Exact name of obligor as specified in its charter)

California (State or other jurisdiction of incorporation or organization)	95-4511940 (I.R.S. employer identification no.)
2230 East Imperial Highway El Segundo, California (Address of principal executive offices)	90245 (Zip code)

LABC Productions, LLC
(Exact name of obligor as specified in its charter)

California (State or other jurisdiction of incorporation or organization)	20-3162838 (I.R.S. employer identification no.)
2230 East Imperial Highway El Segundo, California (Address of principal executive offices)	90245 (Zip code)

2.400% Senior Notes due 2017
3.800% Senior Notes due 2022
5.150% Senior Notes due 2042
Guarantees of 2.400% Senior Notes due 2017
Guarantees of 3.800% Senior Notes due 2022
and Guarantees of 5.150% Senior Notes due 2042
(Title of the indenture securities)

1.
General information. Furnish the following information as to the trustee:

(a)
Name and address of each examining or supervising authority to which it is subject.

Name	Address
Comptroller of the Currency United States Department of the Treasury	Washington, DC 20219
Federal Reserve Bank	San Francisco, CA 94105
Federal Deposit Insurance Corporation	Washington, DC 20429
  (b)
  Whether it is authorized to exercise corporate trust powers.

  Yes.

2.
Affiliations with Obligor.

  If the obligor is an affiliate of the trustee, describe each such affiliation.

  None.

16.
List of Exhibits.

  Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).

  1.
  A copy of the articles of association of The Bank of New York Mellon Trust Company, N.A., formerly known as The Bank of New York Trust Company, N.A. (Exhibit 1 to Form T-1 filed with Registration Statement No. 333-121948 and Exhibit 1 to Form T-1 filed with Registration Statement No. 333-152875).

  2.
  A copy of certificate of authority of the trustee to commence business. (Exhibit 2 to Form T-1 filed with Registration Statement No. 333-121948).

  3.
  A copy of the authorization of the trustee to exercise corporate trust powers (Exhibit 3 to Form T-1 filed with Registration Statement No. 333-152875).

  4.
  A copy of the existing by-laws of the trustee (Exhibit 4 to Form T-1 filed with Registration Statement No. 333-162713).

  6.
  The consent of the trustee required by Section 321(b) of the Act (Exhibit 6 to Form T-1 filed with Registration Statement No. 333-152875).

  7.
  A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

2

 SIGNATURE

        Pursuant to the requirements of the Act, the trustee, The Bank of New York Mellon Trust Company, N.A., a banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Los Angeles, and State of California, on the 19th day of March, 2012.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.
By:	/s/ Teresa Petta
Name:	Teresa Petta
Title:	Vice President

3

 EXHIBIT 7

Consolidated Report of Condition of
THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.
of 700 South Flower Street, Suite 200, Los Angeles, CA 90017

        At the close of business December 31, 2011, published in accordance with Federal regulatory authority instructions.

Dollar Amounts in Thousands
ASSETS
Cash and balances due from depository institutions:
Noninterest-bearing balances and currency and coin	648
Interest-bearing balances	396
Securities:
Held-to-maturity securities	0
Available-for-sale securities	808,707
Federal funds sold and securities purchased under agreements to resell:
Federal funds sold	95,500
Securities purchased under agreements to resell	0
Loans and lease financing receivables:
Loans and leases held for sale	0
Loans and leases, net of unearned income	0
LESS: Allowance for loan and lease losses	0
Loans and leases, net of unearned income and allowance	0
Trading assets	0
Premises and fixed assets (including capitalized leases)	7,620
Other real estate owned	0
Investments in unconsolidated subsidiaries and associated companies	1
Direct and indirect investments in real estate ventures	0
Intangible assets:
Goodwill	856,313
Other intangible assets	187,688
Other assets	175,314

Total assets	$2,132,187

LIABILITIES
Deposits:
In domestic offices	506
Noninterest-bearing	506
Interest-bearing	0
Not applicable
Federal funds purchased and securities sold under agreements to repurchase:
Federal funds purchased	0
Securities sold under agreements to repurchase	0
Trading liabilities	0
Other borrowed money:
(includes mortgage indebtedness and obligations under capitalized leases)	268,691
Not applicable
Not applicable
Subordinated notes and debentures	0

1

Dollar Amounts in Thousands
Other liabilities	228,471
Total liabilities	497,668
Not applicable
EQUITY CAPITAL
Perpetual preferred stock and related surplus	0
Common stock	1,000
Surplus (exclude all surplus related to preferred stock)	1,121,520
Not available
Retained earnings	506,347
Accumulated other comprehensive income	5,652
Other equity capital components	0
Not available
Total bank equity capital	1,634,519
Noncontrolling (minority) interests in consolidated subsidiaries	0
Total equity capital	1,634,519

Total liabilities and equity capital	2,132,187

        I, Karen Bayz, CFO and Managing Director of the above-named bank do hereby declare that the Reports of Condition and Income (including the supporting schedules) for this report date have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true to the best of my knowledge and belief.

Karen Bayz	)	CFO and Managing Director

        We, the undersigned directors (trustees), attest to the correctness of the Report of Condition (including the supporting schedules) for this report date and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

Timothy Vara, President	)
Frank P. Sulzberger, MD	)	Directors (Trustees)
William D. Lindelof, MD	)

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SIGNATURE
  EXHIBIT 7
Consolidated Report of Condition of THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A. of 700 South Flower Street, Suite 200, Los Angeles, CA 90017